UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2010

Kinetic Concepts, Inc.

(Exact name of registrant as specified in its charter)

Texas	0001-09913	74-1891727

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas	78230

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (210) 524-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     On April 15, 2010,  Dr. Todd M. Fruchterman, Executive Vice President, Research, Development & Clinical Sciences, Chief Technology Officer and Chief Medical Officer of Kinetic Concepts, Inc., resigned to pursue other opportunities.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)

Date: April 21, 2010	By:	/s/ Martin J. Landon
	Name:	Martin J. Landon
	Title:	Executive Vice President and Chief Financial Officer